UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2026

FRANKLIN ELECTRIC CO., INC.
(Exact name of registrant as specified in its charter)

Indiana	0-362	35-0827455
(State of incorporation)	(Commission File Number)	(IRS employer identification no.)

9255 Coverdale Road
Fort Wayne,	Indiana	46809
(Address of principal executive offices)		(Zip code)

(260) 824-2900
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.10 par value	FELE	NASDAQ	Global Select Market
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On April 28, 2026, Franklin Electric Co., Inc. issued a press release announcing its earnings for the first quarter of 2026. A copy of the release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. This Current Report on Form 8-K and the press release attached hereto are being furnished pursuant to Item 2.02 of Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description
99.1	Press release - "Franklin Electric Reports First Quarter 2026 Results"
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN ELECTRIC CO., INC.
(Registrant)

Date: April 28, 2026	By	/s/ Jennifer A. Wolfenbarger
Jennifer A. Wolfenbarger
Vice President, Chief Financial Officer
(Principal Financial and Accounting Officer)